SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  March 24, 2000


                                   iLive, Inc.

             (Exact name of registrant as specified in its charter)


                                     Nevada

                 (State or other jurisdiction of incorporation)


                 0-28549                           95-4783826
             ------------------             --------------------------
          (Commission File Number)      (IRS Employer Identification No.)


                          242 N. Canon Drive, 3rd Floor
                        Beverly Hills, California  90210
                        --------------------------------
            (Address of principal executive offices)      (Zip Code)

                                 (310) 285-5200
                                 --------------
               Registrant's telephone number, including area code

                                      N/A
                                 --------------
                  (Former name, address, and telephone number)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On February 29, 2000, iLive, Inc., a Nevada corporation ("iLive") acquired 100% of the issued and outstanding shares of common stock of Society of Economic Assurance, Inc., a Nevada corporation ("SEA"). Simultaneous with the transaction, iLive elected successor issuer status under Rule 12g-3 of the Securities Exchange Act of 1934.

On March 23, 2000, Haskell & White LLP, Independent Certified Public Accountants, the independent accountant previously engaged as the principal accountant to audit the financial statements of SEA, were terminated. The
Company has elected to utilize the services of the principal accountant engaged by iLive as the independent accountant for SEA.

The audit report of Haskell & White LLP on the financial statements of SEA as of November 30, 1999 and December 31, 1998 and for the eleven months ended November 30, 1999, the period from inception, April 3, 1998, through December 31, 1998, and the period from inception, April 3, 1998, through December 31, 1999 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The decision to change accountants was approved by the board of directors of SEA on March 23, 2000. During the Audit Period, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. SEA has provided a copy of this disclosure to its former accountants, and SEA requested that the former accountants furnish them with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses indicating agreement is included as exhibits to this report.

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ITEM  5.     OTHER  EVENTS

     Not  applicable.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS

     Not applicable.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

16.1 Letter dated March 24, 2000, from Haskell & White LLP regarding their concurrence with the statements made by the Registrant in this Current Report.


                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 24,  2000                   ILIVE, INC.

                                          /s/   Marcia Allen

                                          Marcia Allen
                                          President